UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 30, 2005

                         XSTREAM BEVERAGE NETWORK, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                   33-30158A                62-1386351
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)           File Number)            Identification No.)

           4800 N.W. 15 Avenue, Bay A, Fort Lauderdale, Florida 33309
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code      954-598-7997
                                                        ------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         This report on Form 8-K/A is being filed for the purpose of filing the following exhibits.

(c)      Exhibits.

4.1      Form of $1.50 common stock purchase warrant *
4.2      Form of unsecured subordinated 12% convertible promissory note *
10.1     Form of Amended and Restated Escrow Agreement **
10.2     Form of ISDA 2002 Master Agreement **
10.3     Form of ISDA Credit Support Annex  *
10.4 Form of letter agreement with Cogent Capital regarding equity option transaction*
10.5 Form of letter agreement with Cogent Capital regarding equity swap transaction*
10.6 Form of Escrow Agreement with Cogent Capital and Investors Bank & Trust Company*
10.7     Form of Registration Rights Agreement with Cogent Capital*

*  previously filed
** filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XSTREAM BEVERAGE NETWORK, INC.


Date: July 8, 2005                       By:  /s/ Jerry Pearring
                                              ------------------
                                                 Jerry Pearring,
                                                 President